Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4
Balance Sheets	5
Property and Casualty
Condensed Income Statements	6
Property and Casualty Consolidated Balance Sheets	7
GAAP Underwriting Results	8-9
Investments
Net Investment Income	10
Net Realized Investment Gains (Losses)	11
Investment Portfolio	12
Unrealized Losses	13
Credit Quality of Fixed Maturities	14
Top 25 Corporate Holdings	15
Property and Casualty Statutory Ratios	16
Historical Financial Highlights	17-18
Other Information	19
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
(In millions)	2010	2009	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$34.5	$3.1	N/M
Commercial Lines	22.8	47.6	(52.1)
Other	0.4	(0.8)	(150.0)

Total Property and Casualty	57.7	49.9	15.6

Interest expense on debt	(9.3)	(10.4)	(10.6)

Total segment income	48.4	39.5	22.5

Federal income tax expense on P&C segment income	(19.7)	(16.7)	18.0
Federal income tax benefit on interest expense	3.3	3.6	(8.3)

Total federal income tax expense on segment income	(16.4)	(13.1)	25.2

Total segment income after taxes	$32.0	$26.4	21.2

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME

Total segment income after taxes	$32.0	$26.4	21.2
Net realized investment gains (losses)	10.9	(6.1)	(278.7)
Other non-operating items	—	(0.1)	(100.0)
Federal income tax expense on non-segment income	(0.7)	—	N/M

Income from continuing operations	42.2	20.2	108.9
Discontinued operations (net of taxes):

Gain from operations of discontinued FAFLIC business	—	5.0	(100.0)
Loss from discontinued accident and health business	(0.6)	(3.3)	(81.8)
Gain on disposal of variable life and annuity business	0.2	3.9	(94.9)

Net income	$41.8	$25.8	62.0

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended March 31
	2010	2009	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.00	$0.77	29.9
Federal income tax expense on segment income	(0.34)	(0.26)	30.8

Total segment income after taxes	0.66	0.51	29.4
Net realized investment gains (losses)	0.23	(0.12)	(291.7)
Federal income tax expense on non-segment income	(0.01)	—	N/M

Income from continuing operations	0.88	0.39	125.6

Discontinued operations (net of taxes):
Gain from discontinued operations of FAFLIC business	—	0.10	(100.0)
Loss from discontinued accident and health business	(0.01)	(0.06)	(83.3)
Gain on disposal of variable life and annuity business	—	0.07	(100.0)

Net income (1)	$0.87	$0.50	74.0

Weighted average shares outstanding	48.2	51.4

(1)	Basic income per share was $0.88 and $0.51 for the quarters ended March 31, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	March 31 2010		December 31 2009		% Change
(In millions, except per share data)
BALANCE SHEET

Total assets	$8,068.5		$8,042.7		0.3
Total shareholders’ equity	$2,302.2		$2,358.6		(2.4)

Property and Casualty Companies (1)
Statutory surplus	$1,747.4		$1,741.6		0.3
Premium to surplus ratio	1.6:1		1.5:1		—

Total book value per share	$51.59		$49.72		3.8

THG book value per share, excluding accumulated other comprehensive income/(loss)	$50.07		$49.11		2.0

Shares outstanding (2)	44.6		47.4

Stock price	$43.61		$44.43		(1.8)
Price/book value per share	0.8	x	0.9	x	(0.1	) x
Total Debt/equity	27.5%		18.4%		9.1	pts
Total Debt/total capital	21.5%		15.5%		6.0	pts

(1)	Property and Casualty Companies include The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2010	2009	% Change
REVENUES
Premiums earned	$666.5	$632.0	5.5
Net investment income	61.1	64.9	(5.9)
Net realized investment gains (losses):
Realized gains from sales and other	13.6	10.4	30.8

Total other-than-temporary impairment losses on securities	(0.5)	(16.5)	(97.0)
Portion of loss transferred (from) to other comprehensive income	(2.2)	—	N/M

Net other-than-temporary impairment losses on securities recognized in earnings	(2.7)	(16.5)	(83.6)
Total net realized investment gains (losses)	10.9	(6.1)	(278.7)
Fees and other income	8.1	8.1	—

Total revenues	746.6	698.9	6.8

LOSSES AND EXPENSES

Losses and loss adjustment expenses	431.6	428.3	0.8
Policy acquisition expenses	154.4	143.1	7.9
Other operating expenses	101.3	94.2	7.5

Total losses and expenses	687.3	665.6	3.3

Income from continuing operations before federal income taxes	59.3	33.3	78.1
Federal income tax expense	17.1	13.1	30.5

Income from continuing operations	42.2	20.2	108.9

Discontinued operations (net of taxes):

Gain from operations of discontinued FAFLIC business	—	5.0	(100.0)
Loss from discontinued accident and health business	(0.6)	(3.3)	(81.8)
Gain on disposal of variable life and annuity business	0.2	3.9	(94.9)

Net income	$41.8	$25.8	62.0

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	March 31 2010	December 31 2009	% Change
(In millions, except per share data)
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,588.3 and $4,520.3)	$4,742.3	$4,615.6	2.7
Equity securities, at fair value (cost of $38.2 and $57.3)	45.9	69.2	(33.7)
Mortgage loans	10.6	14.1	(24.8)
Other long-term investments	17.9	18.2	(1.6)

Total investments	4,816.7	4,717.1	2.1

Cash and cash equivalents	209.2	316.5	(33.9)
Accrued investment income	53.9	52.3	3.1
Premiums, accounts and notes receivable, net	654.6	590.8	10.8
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,188.4	1,197.9	(0.8)
Deferred policy acquistion costs	306.9	286.3	7.2
Deferred federal income taxes	164.4	228.6	(28.1)
Goodwill	171.4	171.4	—
Other assets	368.6	351.2	5.0
Assets of discontinued operations	134.4	130.6	2.9

Total assets	$8,068.5	$8,042.7	0.3

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,187.1	$3,153.9	1.1
Unearned premiums	1,365.0	1,300.5	5.0

Total policy liabilities and accruals	4,552.1	4,454.4	2.2

Expenses and taxes payable	395.7	603.2	(34.4)
Reinsurance premiums payable	53.0	58.5	(9.4)
Long-term debt	632.3	433.9	45.7
Liabilities of discontinued operations	133.2	134.1	(0.7)

Total liabilities	5,766.3	5,684.1	1.4

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,799.1	1,808.5	(0.5)
Accumulated other comprehensive income	67.8	28.8	135.4
Retained earnings	1,173.8	1,141.1	2.9
Treasury stock at cost (15.9 and 13.0 million shares)	(739.1)	(620.4)	19.1

Total shareholders’ equity	2,302.2	2,358.6	(2.4)

Total liabilities and shareholders’ equity	$8,068.5	$8,042.7	0.3

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2010	2009	% Change

REVENUES
Net premiums written	$725.2	$629.9	15.1
Change in unearned premiums, net of prepaid reinsurance premiums	(58.7)	2.1	N/M

Net premiums earned	666.5	632.0	5.5
Net investment income	61.1	64.7	(5.6)
Other income	9.2	9.3	(1.1)

Total segment revenue	736.8	706.0	4.4

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	431.6	428.3	0.8
Policy acquisition expenses	154.4	143.1	7.9
Other operating expenses	93.1	84.7	9.9

Total losses and operating expenses	679.1	656.1	3.5

Segment income before federal income taxes	$57.7	$49.9	15.6

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY GROUP (1)

SELECT GAAP BALANCE SHEET INFORMATION

	March 31 2010	December 31 2009	% Change
(In millions)
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,258.2 and $4,207.4)	$4,407.6	$4,325.7	1.9
Equity securities, at fair value (cost of $38.2 and $57.3)	45.9	69.2	(33.7)
Mortgage loans	10.7	14.3	(25.2)
Other long-term investments	13.5	13.7	(1.5)

Total investments	4,477.7	4,422.9	1.2

Cash and cash equivalents	195.0	311.9	(37.5)
Accrued investment income	50.8	49.5	2.6
Premiums, accounts, and notes receivable, net	654.6	590.8	10.8
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,188.4	1,197.9	(0.8)
Deferred policy acquistion costs	306.9	286.3	7.2
Deferred federal income tax asset	165.9	190.5	(12.9)
Goodwill	171.4	171.4	—
Other assets	377.6	362.7	4.1
Assets of discontinued operations	134.4	130.6	2.9

Total assets	$7,722.7	$7,714.5	0.1

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,187.1	$3,153.9	1.1
Unearned premiums	1,365.0	1,300.5	5.0

Total policy liabilities and accruals	4,552.1	4,454.4	2.2

Expenses and taxes payable	421.9	588.6	(28.3)
Reinsurance premiums payable	53.0	58.5	(9.4)
Long-term debt	146.3	146.8	(0.3)
Liabilities of discontinued operations	133.2	134.1	(0.7)

Total liabilities	$5,306.5	$5,382.4	(1.4)

(1)	Property and Casualty group includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX Holdings, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended March 31, 2010
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
(In millions)	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Net premiums written	$241.1	$99.2	$9.3	$349.6	$39.9	$63.0	$135.4	$137.0	$375.3 (2)	$0.3	$725.2

Net premiums earned	$238.7	$117.5	$10.2	$366.4	$28.6	$49.6	$98.6	$123.0	$299.8	$0.3	$666.5
Losses excluding prior year loss reserve development and catastrophe losses	153.5	55.5	2.7	211.7	19.3	26.0	47.8	54.2	147.3	—	359.0
Prior year loss reserve (favorable) unfavorable development	(10.1)	(0.9)	0.4	(10.6)	(4.9)	(1.1)	(3.1)	(3.5)	(12.6)	(0.3)	(23.5)
Pre-tax catastrophe losses	0.7	15.0	0.1	15.8	—	0.5	13.8	4.3	18.6	—	34.4
Loss adjustment expenses (3)	26.0	10.8	0.4	37.2	(1.1)	3.2	8.9	12.9	23.9	0.3	61.4
Policy acquisition and other underwriting expenses				105.6					131.1	—	236.7
Policyholders’ dividends				—					0.3	—	0.3

GAAP underwriting profit (loss)				6.7					(8.8)	0.3	(1.8)
Net investment income				25.6					32.0	3.5	61.1
Other income				3.3					4.4	1.5	9.2
Other operating expenses				(1.1)					(4.8)	(4.9)	(10.8)

Segment income before federal income taxes				$34.5					$22.8	$0.4	$57.7

	Quarter ended March 31, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Net premiums written	$249.2	$89.7	$8.3	$347.2	$33.5	$48.0	$93.1	$108.1	$282.7	$—	$629.9

Net premiums earned	$246.0	$107.8	$9.9	$363.7	$30.2	$46.4	$90.1	$101.6	$268.3	$—	$632.0
Losses excluding prior year loss reserve development and catastrophe losses	164.6	57.5	3.2	225.3	20.0	24.9	50.2	41.2	136.3	—	361.6
Prior year loss reserve (favorable) unfavorable development	(14.0)	5.8	(0.2)	(8.4)	(6.9)	(2.9)	(2.5)	(10.9)	(23.2)	—	(31.6)
Pre-tax catastrophe losses	1.1	24.7	0.2	26.0	—	0.2	10.1	1.1	11.4	—	37.4
Loss adjustment expenses (3)	31.2	10.3	0.4	41.9	(1.4)	4.0	6.4	9.6	18.6	0.2	60.7
Policy acquisition and other underwriting expenses (income)				105.4					109.6	(0.2)	214.8
Policyholders’ dividends				—					0.2	—	0.2

GAAP underwriting (loss) profit				(26.5)					15.4	—	(11.1)
Net investment income				27.6					31.6	5.5	64.7
Other income				3.5					4.4	1.4	9.3
Other operating expenses				(1.5)					(3.8)	(7.7)	(13.0)

Segment income (loss) before federal income taxes				$3.1					$47.6	$(0.8)	$49.9

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Total Commercial Lines Net premiums written includes $67.6 million related to our recently announced renewal rights transaction.
(3)	Loss adjustment expenses include (favorable) unfavorable development of $(4.1) million and $0.3 million in Personal Lines, $(9.5) million and $(9.9) million in Commercial Lines, and $(13.6) million and $(9.6) million in Total P&C for the three months ended March 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended March 31, 2010
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	64.3%	47.2%	26.5%	57.7%	67.4%	52.4%	48.5%	44.0%	49.1%	N/M	53.9%
Catastrophe losses	0.3%	12.8%	1.0%	4.3%	—	1.0%	14.0%	3.5%	6.2%	N/M	5.2%
Loss development	(4.2)%	(0.8)%	3.9%	(2.9)%	(17.1)%	(2.2)%	(3.1)%	(2.8)%	(4.2)%	N/M	(3.5)%

Total losses	60.4%	59.2%	31.4%	59.1%	50.3%	51.2%	59.4%	44.7%	51.1%	N/M	55.6%
Loss adjustment expenses (2)	10.9%	9.2%	3.9%	10.2%	(3.8)%	6.5%	9.0%	10.5%	8.0%	N/M	9.2%
Policy acquisition and other underwriting expenses (3)				28.0%					43.5%	N/M	34.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				97.3%					102.7%	N/M	99.7%

Policies in force (4)	(3.3)%	4.7%	(5.0)%	0.1%	1.8%	(2.2)%	4.0%	(3.3)%	0.0%	N/M	0.1%
Retention (4), (5)	74.8%	82.1%	N/M	78.5%	74.3%	79.1%	78.6%	77.6%	78.0%

	Quarter ended March 31, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	66.9%	53.3%	32.3%	61.9%	66.2%	53.7%	55.7%	40.6%	50.8%	N/M	57.2%
Catastrophe losses	0.4%	22.9%	2.0%	7.1%	—	0.4%	11.2%	1.1%	4.2%	N/M	5.9%
Loss development	(5.6)%	5.4%	(2.0)%	(2.2)%	(22.9)%	(6.3)%	(2.7)%	(10.8)%	(8.6)%	N/M	(4.9)%

Total losses	61.7%	81.6%	32.3%	66.8%	43.3%	47.8%	64.2%	30.9%	46.4%	N/M	58.2%
Loss adjustment expenses (2)	12.7%	9.6%	4.0%	11.5%	(4.6)%	8.6%	7.1%	9.4%	6.9%	N/M	9.6%
Policy acquisition and other underwriting expenses (3)				28.1%					40.6%	N/M	33.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				106.4%					94.0%	N/M	101.1%

Policies in force (4)	(1.0)%	1.6%	(5.1)%	(0.1)%	(0.4)%	2.3%	(0.1)%	1.5%	0.9%	N/M	0.0%
Retention (4), (5)	74.1%	81.3%	N/M	77.8%	77.3%	77.9%	78.5%	78.0%	78.1%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include (favorable) unfavorable development of $(4.1) million and $0.3 million in Personal Lines, $(9.5) million and $(9.9) million in Commercial Lines, and $(13.6) million and $(9.6) million in Total P&C for the three months ended March 31, 2010 and 2009, respectively.
(3)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.
(4)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, AIX, Inc., and OneBeacon.
(5)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is direct voluntary written premiums, based on renewed policies in the current period versus those available to renew.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Quarter ended March 31
(In millions, except yields)	2010		2009
		Yield		Yield
Fixed maturities (1)	$62.2	5.48%	$64.4	5.81%
Equity securities	0.6	—	1.0	—
Mortgages	0.2	7.99%	0.6	8.40%
All other	(0.2)	—	0.7	—
Investment expenses	(1.7)	—	(1.8)	—

Total (2)	$61.1	5.15%	$64.9	5.30%

(1)	Includes purchase accounting adjustments of $(0.3) million and $(0.7) million for the quarters ended March 31, 2010 and 2009, respectively. Average book value of fixed maturities was $4,555.3 million and $4,473.9 million at March 31, 2010 and 2009, respectively.
(2)	Excludes discontinued operations of $0.6 million and $0.5 million for the quarters ended March 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended March 31
(In millions)	2010	2009

Net realized gains from sales and other	$13.6	$10.4

Total other-than-temporary impairment losses	(0.5)	(16.5)

Portion of loss transferred from other comprehensive income	(2.2)	—

Net other-than-temporary losses on securities recognized in earnings	(2.7)	(16.5)

Net realized investment gains (losses) (1)	$10.9	$(6.1)

(1)	Excludes discontinued operations of $(0.7) million and $(3.2) million for the quarters ended March 31, 2010 and 2009, respectively.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

(in millions)	March 31, 2010
Investment Type	Weighted Average Quality	Amortized Cost	Fair Value	Net Unrealized Gain (Loss)	Change in Net Unrealized during Q1 2010

Fixed Maturities:
Corporate:
NAIC 1	A	$869.7	$912.5	$42.8	$10.5
NAIC 2	BBB	1,055.7	1,118.0	62.3	13.8
NAIC 3 and below	B+	327.3	338.9	11.6	7.7

Total corporate	BBB+	2,252.7	2,369.4	116.7	32.0
Asset backed:
Residential mortgage backed securities	AA+	804.8	829.9	25.1	9.5
Commercial mortgage backed securities	AA+	347.1	356.0	8.9	6.2
Asset backed securities	A	70.2	73.4	3.2	0.7
Municipals:
Taxable	AA-	716.4	711.0	(5.4)	11.2
Tax exempt	A+	167.0	170.8	3.8	(0.3)
U.S. government	AAA	352.0	354.0	2.0	2.5

Total fixed maturities	A+	4,710.2	4,864.5	154.3	61.8
Equity securities:
Perpetual preferred securities		18.8	26.2	7.4	1.4
Common equity securities		19.4	19.7	0.3	(5.6)

Total fixed maturities and equity securities (1)		4,748.4	4,910.4	162.0	57.6
Cash and cash equivalents (2)		209.5	209.5	—	—
Mortgage loans and other long-term investments		26.5	28.5	2.0	—

Total		$4,984.4	$5,148.4	$164.0	$57.6

(1)	Includes discontinued accident and health business of $121.9 million in amortized cost and $122.2 million in fair value at March 31, 2010. Net unrealized gain (loss) associated with the discontinued accident and health business improved $3.1 million during the first quarter of 2010.
(2)	Includes discontinued accident and health business of $0.3 million in amortized cost and in fair value at March 31, 2010.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	March 31, 2010		December 31, 2009
	Gross Unrealized Losses and OTTI	Fair Value	Gross Unrealized Losses and OTTI	Fair Value

INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$12.3	$484.3	$23.1	$664.4
Greater than 12 months	35.9	362.1	43.4	421.8

Total investment grade fixed maturities	48.2	846.4	66.5	1,086.2
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	10.6	107.4	10.8	92.8
Greater than 12 months (1)	15.6	141.5	17.7	158.3

Total below investment grade fixed maturities	26.2	248.9	28.5	251.1
EQUITY SECURITIES:
12 months or less	1.2	8.0	—	—
Greater than 12 months	—	—	0.3	1.4

Total equity securities	1.2	8.0	0.3	1.4

Total (2)	$75.6	$1,103.3	$95.3	$1,338.7

(1)	Gross Unrealized Losses and OTTI includes $13.6 million and $14.8 million of OTTI at March 31, 2010 and December 31, 2009, respectively.
(2)	Includes discontinued accident and health business of $7.0 million and $8.8 million in gross unrealized losses with $52.8 million and $55.0 million in fair value at March 31, 2010 and December 31, 2009, respectively.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		March 31, 2010			December 31, 2009
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$3,158.0	$3,242.6	66.7%	$3,120.8	$3,168.0	66.9%
2	Baa	1,207.4	1,266.4	26.0%	1,198.0	1,240.3	26.2%
3	Ba	142.4	141.6	2.9%	138.2	130.5	2.8%
4	B	115.9	121.1	2.5%	93.1	98.0	2.1%
5	Caa and lower	81.1	85.5	1.8%	84.0	88.0	1.9%
6	In or near default	5.4	7.3	0.1%	5.8	7.6	0.1%

Total fixed maturities (1)		$4,710.2	$4,864.5	100.0%	$4,639.9	$4,732.4	100.0%

(1)	Includes discontinued accident and health business of $121.9 million and $119.6 million in amortized cost and $122.2 million and $116.8 million in fair value at March 31, 2010 and December 31, 2009, respectively.

THE HANOVER INSURANCE GROUP

TOP 25 CORPORATE FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of March 31, 2010
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Bank of America	$22.8	$20.2	0.39%	A-
Wells Fargo	22.2	23.3	0.45%	AA-
GE Capital	19.9	20.5	0.40%	AA+
PNC Bank	19.8	20.2	0.39%	A
American Express	18.6	19.6	0.38%	BBB+
Dominion Resources	18.4	19.6	0.38%	A-
AT&T	18.3	19.3	0.37%	A
Conoco Phillips	18.2	19.4	0.38%	A
Valero Energy	17.6	17.8	0.35%	BBB
Capital One	17.4	18.1	0.35%	BBB
CVS	17.3	18.4	0.36%	BBB+
Kroger	17.3	18.2	0.35%	BBB
Home Depot	17.0	18.5	0.36%	BBB+
Union Pacific	16.8	17.4	0.34%	BBB
Miller Brewing	16.4	17.8	0.35%	BBB+
Genworth Global Funding	16.0	16.7	0.32%	BBB
Morgan Stanley	16.0	17.4	0.34%	A
Merck & Co.	15.7	17.2	0.33%	AA-
Pacific Gas & Electric	15.3	16.5	0.32%	BBB+
Manufacturers & Traders Bank	15.1	14.0	0.27%	A-
Canadian National Railways	15.0	16.0	0.31%	A-
Fifth Third Bancorp	15.0	14.8	0.29%	BBB-
Vodafone	15.0	15.9	0.31%	A-
Atmos Energy	14.9	16.3	0.32%	BBB+
Safeway	14.8	15.8	0.31%	BBB

Top 25 Corporate	430.8	448.9	8.72%
Other Corporate	1,821.9	1,920.5	37.30%

Total Corporate	$2,252.7	$2,369.4	46.02%

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended March 31, 2010
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	64.3%	47.1%	26.2%	57.8%	68.2%	52.4%	48.7%	44.2%	49.3%	N/M	54.1%
Catastrophe losses	0.3%	12.9%	1.0%	4.3%	—	1.0%	14.1%	3.5%	6.2%	N/M	5.2%
Loss development	(4.2)%	(0.8)%	3.9%	(2.9)%	(17.3)%	(2.2)%	(3.2)%	(2.8)%	(4.2)%	N/M	(3.5)%

Total losses	60.4%	59.2%	31.1%	59.2%	50.9%	51.2%	59.6%	44.9%	51.3%	N/M	55.8%
Loss adjustment expenses (2)	11.1%	9.3%	3.9%	10.3%	(3.9)%	6.5%	9.1%	10.6%	8.0%	N/M	9.3%
Policy acquisition and other underwriting expenses				29.7%					41.4%	N/M	35.8%
Policyholders’ dividends				—					—	N/M	—

Combined				99.2%					100.7%	N/M	100.9%

	Quarter ended March 31, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other(1)	Total	P&C	P&C
Losses, excluding catastrophe losses and development	66.9%	53.3%	32.0%	61.9%	65.5%	53.8%	55.8%	41.3%	51.1%	N/M	57.6%
Catastrophe losses	0.4%	22.9%	2.0%	7.1%	—	0.4%	11.2%	1.1%	4.2%	N/M	5.9%
Loss development	(5.7)%	5.4%	(2.0)%	(2.3)%	(22.7)%	(6.2)%	(2.8)%	(10.7)%	(8.6)%	N/M	(5.0)%

Total losses	61.6%	81.6%	32.0%	66.7%	42.8%	48.0%	64.2%	31.7%	46.7%	N/M	58.5%
Loss adjustment expenses (2)	12.7%	9.6%	4.0%	11.6%	(4.3)%	8.4%	7.1%	9.4%	6.9%	N/M	9.6%
Policy acquisition and other underwriting expenses				29.4%					39.9%	N/M	34.0%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				107.7%					93.6%	N/M	102.1%

(1)	Other Commercial Lines includes inland marine, bonds, professional liability and program business.
(2)	Loss adjustment expenses include (favorable) unfavorable development of $(4.1) million and $0.3 million in Personal Lines, $(9.5) million and $(9.9) million in Commercial Lines, and $(13.6) million and $(9.6) million in Total P&C for the three months ended March 31, 2010 and 2009, respectively.

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 10	2009	Q4 09	Q3 09	Q2 09	Q1 09
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$34.5	$76.4	$20.3	$27.4	$25.6	$3.1
Commercial Lines	22.8	189.7	52.5	38.7	50.9	47.6
Other Property and Casualty	0.4	4.0	(2.5)	7.5	(0.2)	(0.8)

Total Property and Casualty	57.7	270.1	70.3	73.6	76.3	49.9
Interest expense on debt	(9.3)	(35.1)	(7.9)	(6.3)	(10.5)	(10.4)

Total segment income before federal income taxes	$48.4	$235.0	$62.4	$67.3	$65.8	$39.5

Federal income tax expense on segment income	(16.4)	(77.5)	(20.6)	(22.0)	(21.8)	(13.1)

Total segment income after federal income taxes	$32.0	$157.5	$41.8	$45.3	$44.0	$26.4

Net realized investment gains (losses)	10.9	1.4	11.1	—	(3.6)	(6.1)
Gain from retirement of corporate debt	—	34.5	—	0.2	34.3	—
Other non-segment items	—	—	—	—	0.1	(0.1)
Federal income tax (expense) benefit on non-segment income	(0.7)	(5.6)	3.0	3.1	(11.7)	—

Income from continuing operations	42.2	187.8	55.9	48.6	63.1	20.2

Discontinued operations (net of taxes):
Gain from discontinued FAFLIC business	—	7.1	0.8	0.4	0.9	5.0
(Loss) gain from discontinued accident and health business	(0.6)	(2.6)	(0.2)	0.7	0.2	(3.3)
Gain on disposal of discontinued variable life and annuity business	0.2	4.9	0.8	—	0.2	3.9

NET INCOME	$41.8	$197.2	$57.3	$49.7	$64.4	$25.8

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$0.88	$3.68	$1.11	$0.95	$1.23	$0.39
(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(0.01)	$0.18	$0.03	$0.02	$0.02	$0.11
NET INCOME	$0.87	$3.86	$1.14	$0.97	$1.25	$0.50

WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED)	48.2	51.1	50.2	51.2	51.4	51.4

BALANCE SHEET
Total assets	$8,068.5		$8,042.7	$8,088.6	$7,747.7	$7,698.1
Total shareholders’ equity	$2,302.2		$2,358.6	$2,407.1	$2,221.1	$1,967.6
Book value per share	$51.59		$49.72	$48.06	$43.75	$38.62
Book value per share, excluding accumulated other comprehensive income (loss)	$50.07		$49.11	$48.28	$47.15	$45.16

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2008	Q4 08	Q3 08	Q2 08	Q1 08
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$123.5	$39.7	$18.1	$38.6	$27.1
Commercial Lines	169.7	55.6	(6.6)	52.7	68.0
Other Property and Casualty	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	302.2	97.5	13.8	94.2	96.4
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	6.4	—	6.4	—	—
Net realized investment losses	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Other non-segment items	(0.1)	(0.1)	—	—	—
Federal income tax benefit (expense) on non-segment income	—	0.4	(0.4)	—	—

Income (loss) from continuing operations	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
(Loss) gain from discontinued FAFLIC business	(84.8)	8.1	(21.7)	(67.7)	(3.5)
Gain from operations of AMGRO	10.1	—	—	10.4	—
Gain (loss) on disposal of discontinued variable life and annuity business	11.3	3.2	2.7	(0.8)	6.2
Other	(0.5)	—	0.7	—	(1.2)

NET INCOME (LOSS)	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.63	$0.44	$(0.85)	$0.92	$1.09

(LOSS) INCOME FROM DISCONTINUED OPERATIONS	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$0.40	$0.66	$(1.21)	$(0.20)	$1.12
WEIGHTED AVERAGE SHARES
OUTSTANDING (DILUTED) (2)	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive income (loss)		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

Other Information

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2010
	Price Range		Dividends Per Share
	High	Low
March 31	$44.63	$40.51	$0.25
June 30
September 30
December 31

Quarter Ended	2009
	Price Range		Dividends Per Share
	High	Low
March 31	$43.37	$28.49	—
June 30	$38.11	$29.19	—
September 30	$42.82	$37.23	—
December 31	$45.23	$40.67	$0.75

INDUSTRY RATINGS AS OF MAY 6, 2010

	A.M.	Standard
Financial Strength Ratings	Best	& Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	-	A-

	A.M.	Standard
Debt Ratings	Best	& Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc.
Junior Subordinated Debentures	bb+	BB-	Ba1	BB

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com